                                                                   EXHIBIT 10.10

                               SECURITY AGREEMENT
                               ------------------

     This SECURITY AGREEMENT, is dated as of April 20, 2000, and made by LATIN COMMUNICATIONS GROUP INC., a Delaware corporation (the "Grantor"), in favor of
                                                        -------
UNION BANK OF CALIFORNIA, N.A., a national banking association, as agent (the

"Agent") for the Lenders (as defined in the Loan Agreement referred to below,
------
the "Lenders").
     -------

                                    RECITALS
                                    --------

     A. Concurrently herewith, the Agent, the Lenders and LCG Acquisition Corporation ("LCGAC") are entering into a Term Loan Agreement dated as of April
              -----
20, 2000 (said Agreement, as it may hereafter be amended, modified or restated from time to time, being called the "Loan Agreement").
                                     --------------

     B. LCGAC is a wholly-owned subsidiary of Entravision Communications Company, L.L.C., a Delaware limited liability company ("Entravision"), and was
                                                        -----------
formed for the purpose of consummating the Merger described below. Concurrently with the funding contemplated by the Loan Agreement, LCGAC will merge with and into the Grantor, with the Grantor being the survivor of such merger (the "Merger"). As a result of the Merger, the Grantor will assume all obligations
 ------
and liabilities of LCGAC under the Loan Agreement. Entravision owns and operates a number of successful Spanish language radio and television stations, and the Grantor anticipates benefiting from becoming a subsidiary of Entravision.

     C. It is a condition precedent to the extension of credit by the Lenders under the Loan Agreement that the Grantor shall have executed and delivered this Agreement.

     D. Terms defined in the Loan Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Section 1.2 of the Loan Agreement are incorporated herein by reference.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in order to induce the Lenders to enter into the Loan Agreement and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, the Grantor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

     1.  Definitions  Unless the context otherwise requires, terms defined in
         -----------
the Uniform Commercial Code of the State of California (the "Uniform Commercial
                                                             ------------------
Code") and not otherwise defined in this Agreement or in the Loan Agreement
----
shall have the meanings defined for those terms in the Uniform Commercial Code. In addition, the following terms shall have the meanings respectively set forth after each:

     "Certificates" means all certificates, instruments and other documents now
      ------------
or hereafter representing or evidencing any Pledged Securities or any Pledged Limited Liability Company Interests.

     "Collateral" means and includes all present and future right, title and
      ----------
interest of the Grantor in or to any personal property or assets whatsoever, whether now owned or existing or hereafter arising or acquired and wheresoever located, and all rights and powers of the Grantor to transfer any interest in or to any personal property or assets whatsoever, including, without limitation, any and all of the following personal property:

     (a) All present and future accounts, accounts receivable, agreements, guarantees, contracts (including without limitation the Material Contracts), leases, licenses (including without limitation all licenses of transmitters, transmitter towers and related equipment other than the FCC licenses), contract rights and rights to payment (collectively, the "Accounts"), together with all
                                                 ---------
instruments, documents, chattel paper, security agreements, guaranties, undertakings, surety bonds, insurance policies, notes and drafts, and all forms of obligations owing to the Grantor or in which the Grantor may have any interest, however created or arising;

     (b) All present and future general intangibles, including without limitation the proprietary rights of the Grantor in all Media Licenses (including without limitation the FCC licenses for the Stations described in
Schedule 3.9 attached to the Loan Agreement and including, without limitation,
------------
goodwill, going concern value, all of the Grantor's rights under or relating to any Media License and the proceeds of any Media License and the right to receive money or other consideration upon the sale, assignment or transfer of any Media License; provided, however, that the Collateral does not include at any time any
         --------- -------
license granted by the FCC to the extent, but only to the extent, that the Grantor is prohibited at that time from granting a security interest therein pursuant to the Communications Act, but includes, to the maximum extent permitted by law, all rights incident or appurtenant to such Media License and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of such Media License), all tax refunds of every kind and nature to which the Grantor now or hereafter may become entitled, however arising, all other refunds, all commitments to extend financing to the Grantor, and all deposits, goodwill, choses in action, trade secrets, computer programs, software, customer lists, trademarks, trade names, patents, licenses, copyrights, technology, processes, proprietary information and insurance proceeds, including, without limitation, the Copyrights, the Patents, the Marks and the Programs, and the goodwill of the Grantor's business connected with and symbolized by the Marks;

     (c) All present and future demand, time, savings, passbook, deposit and like accounts (general or special) (collectively, the "Deposit Accounts") in
                                                       ----------------
which the Grantor has any interest which are maintained with any bank, savings and loan association, credit union or like organization, including, without limitation, each account listed on Schedule D attached hereto and made a part
                                   ----------
hereof, and all money, cash and cash equivalents of the Grantor, whether or not deposited in any Deposit Account;

     (d) All present and future books and records, including, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to the Grantor or the business thereof, all receptacles and containers for such records, and all files and correspondence;

     (e) All present and future goods, including, without limitation, all equipment, machinery, cameras, recording equipment, transmitters, transmitting towers, broadcasting equipment, videotapes, audio tapes and other recorded media, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures, printing equipment, motor vehicles and all other goods used in connection with or in the conduct of the Grantor's business, including, but not limited to, all goods as defined in
Section 9-109(2) of the Uniform Commercial Code (collectively, the "Equipment");
                                                                    ---------

     (f) All present and future inventory and merchandise, including, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all videotapes, audio tapes and other recorded media, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts and documents of title relating to any of the foregoing (collectively, the "Inventory");
 ---------

     (g) All present and future stocks, bonds, debentures, securities, subscription rights, options, warrants, puts, calls, certificates, partnership interests, limited liability company interests, joint venture interests and investment and/or brokerage accounts, including without limitation the Certificates, the Pledged Securities, the Pledged Partnership Interests and the Pledged Limited Liability Company Interests, and all rights, preferences, privileges, dividends, distributions (in cash or in kind), redemption payments or liquidation payments with respect thereto;

     (h) All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

     (i)    All other tangible and intangible personal property of the Grantor;

     (j) All rights, remedies, powers and/or privileges of the Grantor with respect to any of the foregoing; and

     (k) Any and all proceeds and products of the foregoing, including without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

     "Copyrights" means all:
      ----------

             (i) copyrights, whether or not published or registered under the Copyright Act of 1976, 17 U.S.C. Section 101 et seq., as the same shall be amended from time to time, and any predecessor or successor statute thereto (the "Copyright Act"), and applications for registration of copyrights, and
           -------------
     all works of authorship and other intellectual property rights therein, including, without limitation, copyrights for computer programs, source code and object code data bases and related materials and documentation and including, without limitation, the registered copyrights and copyright applications listed on Schedule 3.5A attached to the Loan Agreement (as
                            -------------
     such Schedule may be supplemented from time to time in accordance with the terms of the Loan Agreement), and (a) all renewals, revisions, derivative works, enhancements, modifications, updates, new releases and other revisions thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof and (d) all of the Grantor's rights corresponding thereto throughout the world;

            (ii) rights under or interests in any copyright license agreements with any other party, whether the Grantor is a licensee or licensor under any such license agreement, including, without limitation, the copyright license agreements listed on Schedule 3.5A attached to the Loan Agreement
                                  -------------
     (as such Schedule may be supplemented from time to time in accordance with the terms of the Loan Agreement), and the right to use the foregoing in connection with the enforcement of the Lenders' rights under the Loan Documents; and

            (iii) copyrightable materials now or hereafter owned by the Grantor, including Programs not copyrighted, all tangible property embodying the copyrights described in clause (i) hereof or such copyrightable materials, and all tangible property covered by the licenses described in clause (ii) hereof.

     "Limited Liability Company Acknowledgement" shall have the meaning ascribed
      -----------------------------------------
to it in Section 4(b) of this Agreement.

     "Limited Liability Company Assets" means all assets, whether tangible or
      --------------------------------
intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interests in other limited liability companies), at any time owned or represented by any Limited Liability Company Interests.

     "Limited Liability Company Interests" means the entire limited liability
      -----------------------------------
company interest at any time owned by the Grantor in any Pledged Entity.

     "Limited Liability Company Notice" shall have the meaning ascribed to it in
      --------------------------------
Section 4(b) of this Agreement.

     "Marks" means all (i) trademarks, trademark registrations, interests under
      -----
trademark license agreements, tradenames, trademark applications, service marks, business names, trade styles, designs, logos and other source or business identifiers for which registrations have been issued or applied for in the United States Patent and Trademark Office or in any other office or with any other official anywhere in the world or which are used in the United States or any state, territory or possession thereof, or in any other place, nation or jurisdiction anywhere in the world including, without limitation, the trademarks, trademark registrations, applications, service marks, business names, trade styles, design logos and other source or business identifiers listed on Schedule 3.5A attached to the Loan Agreement (as such Schedule may be
          -------------
supplemented from time to time in accordance with the terms of the Loan Agreement), (ii) licenses pertaining to any such mark whether the Grantor is licensor or licensee including, without limitation, the licenses listed on
Schedule 3.5A to the Loan Agreement (as such Schedule may be supplemented from
-------------
time to time in accordance with the terms of the Loan Agreement), (iii) all income, royalties, damages and payments now and hereafter due and/or payable with respect to any such mark or any such license, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) rights to sue for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world, (vi) all product specification documents and production and quality control manuals used in the manufacture of products sold under or in connection with such marks, (vii) all documents that reveal the name and address of all sources of supply of, and all terms of purchase and delivery for, all materials and components used in the production of products sold under or in connection with such marks, (viii) all documents constituting or concerning the then current or proposed advertising and promotion by the Grantor, its subsidiaries or licensees of products sold under or in connection with such marks, including, without limitation, all documents that reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products and (ix) renewals and proceeds of any of the foregoing.

     "Patents" means all (i) letters patent, design patents, utility patents,
      -------
inventions and trade secrets, all patents and patent applications in the United States Patent and Trademark Office, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, including, without limitation, those patents listed on Schedule 3.5A attached to the Loan Agreement (as such Schedule may be
          -------------
supplemented from time to time in accordance with the terms of the Loan Agreement), (ii) licenses pertaining to any patent whether the Grantor is licensor or licensee, (iii) income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) rights to sue for past, present and future infringements thereof,
(v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for and (vi) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing.

     "Pledged Collateral" means the Certificates, the Pledged Securities, the
      ------------------
Pledged Partnership Interests and the Pledged Limited Liability Company
Interests.

     "Pledged Entity" means each limited liability company set forth in Schedule
      --------------                                                    --------
A attached hereto, together with any other limited liability company in which
-
the Grantor may have an interest at any time.

     "Pledged Limited Liability Company Interests" means all interests in any
      -------------------------------------------
Pledged Entities held by the Grantor, including, but not limited to, those Limited Liability Company Interests identified in Schedule A attached hereto, as
                                                  ----------
such Schedule may be supplemented from time to time in accordance with the terms of this Agreement, including, but not limited to, (i) all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions in respect thereof; (ii) all other payments due or to become due to the Grantor in respect of such Limited Liability Company Interests; (iii) all of the Grantor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any in respect of such Limited Liability Company Interests; (iv) all of the Grantor's rights to exercise and enforce every right, power, remedy, authority, option and privilege relating to such Limited Liability Company Interests; and (v) all other property hereafter delivered in substitution for or in addition to any of the foregoing and all certificates and instruments representing or evidencing such other property received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

     "Pledged Partnership Interests" means all interests in any partnership or
      -----------------------------
joint venture held by the Grantor including but not limited to those partnerships and/or joint ventures identified in Schedule A attached hereto and
                                                 ----------
made a part hereof, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement, and all dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such interests.

     "Pledged Securities" means all shares of capital stock of any issuer in
      ------------------
which the Grantor has an interest, including but not limited to, those shares of stock identified in Schedule A attached hereto, as such Schedule may be
                    ----------
supplemented from time to time in accordance with the terms of this Agreement, and all dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such shares.

     "Programs" means all (a) media broadcasting programs originating from the
      --------
Grantor or any Affiliate of the Grantor, all other general intangibles of a like nature, and all recordings and renewals thereof; and (b) licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensee or licensor and providing for the grant of any right to produce, use, sell, broadcast or rebroadcast any media or broadcasting programs.

     "Secured Party" means, collectively, the Agent and the Lenders.
      -------------

     2.   Creation of Security Interest  The Grantor hereby pledges to the
          -----------------------------
Agent for the ratable benefit of the Lenders, and grants to the Agent for the ratable benefit of the Lenders a security interest in and to, all right, title and interest of the Grantor in and to all presently existing and hereafter acquired Collateral. The security interest and pledge created by this Section 2 shall continue in effect so long as any Obligation (as defined below) remains unpaid or any Commitment remains in effect.

     3.   Security for Obligations  This Agreement and the security interests
          ------------------------
granted herein secure the prompt payment, in full in cash, and full performance of, all obligations of the Grantor now or hereafter existing under any Loan Document, whether for principal, interest, fees, expenses or otherwise, including without limitation all obligations of the Grantor now or hereafter existing under this Agreement, and all interest that accrues (whether or not allowed) at the then applicable rate (including interest at the rate for overdue payments described in Section 2.6(c) of the Loan Agreement) specified in the Loan Agreement on all or any part of any of such obligations after the filing of any petition or pleading against the Grantor for a proceeding under any bankruptcy or related law (collectively, the "Obligations").
                                              -----------

     4.   Delivery of Pledged Collateral
          ------------------------------

     (a) Each Certificate shall, on (i) the Closing Date (with respect to Certificates existing on such date) and (ii) the day on which such Certificate shall be received or acquired by the Grantor (with respect to Certificates received or acquired after the Closing Date), be delivered to and held by the Agent on behalf of the Lenders and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated endorsements, instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent.

     (b) With respect to each Limited Liability Company Interest, on (i) the Closing Date (with respect to Limited Liability Company Interests existing on such date) and (ii) the day on which any Limited Liability Company Interest shall be acquired by the Grantor (with respect to Limited Liability Company Interests acquired after the Closing Date), a notice in the form set forth in Schedule F attached hereto (the "Limited Liability Company Notice") shall be
----------                       --------------------------------
appropriately completed and delivered to each Pledged Entity, notifying each Pledged Entity of the existence of this Agreement, a certified copy of this Agreement shall be delivered by the Grantor to the relevant Pledged Entity, and the Grantor shall have received and delivered to the Agent a copy of such Limited Liability Company Notice, along with an acknowledgment in the form set forth in Schedule F attached hereto (the "Limited Liability Company
         ----------                       -------------------------
Acknowledgment"), duly executed by the relevant Pledged Entity.
--------------

     (c) Subject to any necessary prior approval of the FCC, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, without notice to the Grantor, to transfer to or to direct the Grantor or any nominee of the Grantor to register or cause to be registered in the name of the Agent or any of its nominees any or all of the Pledged Securities or Pledged Limited Liability Company Interests. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities or Pledged Limited Liability Company Interests for certificates or instruments of smaller or larger denominations.

     5.   Further Assurances
          ------------------

     (a) At any time and from time to time at the reasonable written request of the Agent, the Grantor shall execute and deliver to the Agent, at the Grantor's expense, all such financing statements and other instruments, certificates and documents (including notices to financial institutions holding deposit accounts of the Grantor as to the security interest granted hereby) in form and substance reasonably satisfactory to the Agent, and perform all such other acts as shall be necessary or reasonably desirable to fully perfect or protect or maintain, when filed, recorded, delivered or performed, the Secured Party's security interests granted pursuant to this Agreement or to enable the Lenders to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor shall:
(i) at the request of the Agent, mark conspicuously each document included in the Inventory and each other contract relating to the Accounts, and all chattel paper, instruments and other documents and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, contract, chattel paper, instrument or Collateral is subject to the security interest granted hereby; (ii) at the request of the Agent, if any Account or contract or other writing relating thereto shall be evidenced by a promissory note or other instrument, deliver and pledge to the Agent, for the ratable benefit of the Lenders, such note or other instrument duly endorsed and accompanied by duly executed undated instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent;
(iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve, with the required priority, the security interests granted, or purported to be granted hereby; (iv) upon the Grantor's registration, or application therefor, of any copyright under the Copyright Act, at the Agent's request execute and deliver to the Agent for recordation and filing in the United States Copyright Office a copy of this Agreement or another appropriate copyright mortgage document in form and substance reasonably satisfactory to the Agent; (v) upon the Grantor's registration, or application therefor, of any Patent or Mark, execute and deliver to the Agent for recordation and filing in the United States Patent and Trademark Office a copy of this Agreement or another appropriate patent or trademark mortgage document, as applicable, in form and substance reasonably satisfactory to the Agent; and (vi) with respect to any Material Contract in which the Grantor now has or hereafter acquires an interest which by its terms prohibits assignment, the Grantor will use its best efforts to procure the consent of the counterparty to such contract (a "Consent") in form and substance
                                                 -------
reasonably satisfactory to the Agent.

     (b) At any time and from time to time, the Agent shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, relative to the Collateral or any part thereof in each instance, and to take all such other actions as the Agent may reasonably deem appropriate to perfect and to maintain perfected the security interests granted herein.

     (c) The Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (d) The Grantor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request. Upon the Grantor's publication or registration, or application for registration, of any copyright under the Copyright Act, the Grantor shall, in addition to all other acts required to be performed in respect thereof pursuant to this Agreement, supplement Schedule 3.5A to the Loan Agreement to reflect the
                      -------------
publication or registration of such copyright or application therefor. Upon the Grantor's obtaining any rights and interests in any additional Marks, the Grantor shall, in addition to all other acts required to be performed in respect thereof pursuant to this Agreement, supplement Schedule 3.5A to the Loan
                                               -------------
Agreement to reflect such additional Marks. Upon the Grantor's obtaining any rights and interests in any additional Patents, the Grantor shall, in addition to all other acts required to be performed in respect thereof pursuant to this Agreement, supplement Schedule 3.5A to the Loan Agreement to reflect such
                      -------------
additional Patents. Upon the Grantor's receipt or acquisition of any additional shares of capital stock of any Person or any additional partnership interests in any partnership or joint venture, the Grantor shall, in addition to all other acts required to be performed in respect thereof pursuant to this Agreement, supplement Schedule A attached hereto to reflect such additional Pledged
           ----------
Collateral. Upon the Grantor's receipt or acquisition of any additional Limited Liability Company Interest, the Grantor shall, in addition to all other acts required to be performed in respect thereof pursuant to this Agreement, supplement Schedule A attached hereto to reflect such additional Pledged
           ----------
Collateral and, to the extent such Limited Liability Company

Interest is certificated, deliver to the Agent the certificates therefor, accompanied by such instruments of transfer as are acceptable to the Agent.

     (e) With respect to any Collateral consisting of certificates of title or the like as to which Secured Party's security interest need be perfected by, or the priority thereof need be assured by, notation on the certificate of title pertaining to such Collateral, the Grantor will upon demand of the Agent note the lien on such certificate of title in favor of the Lenders.

     (f) With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests, interests in limited liability companies, or the like, the Grantor hereby consents and agrees that, upon the occurrence and during the continuance of an Event of Default, subject to any necessary prior approval of the FCC, the issuers of, or obligors on, any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of the Agent to effect any transfer or exercise any right hereunder or with respect to any such Collateral subject to the terms hereof, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

     (g)  With respect to any Media Licenses:

          (i) The parties acknowledge their intention that, upon the occurrence of an Event of Default, the Agent and the Lenders shall receive, to the fullest extent permitted by Requirements of Law (including, without limitation, the Communications Act), all rights necessary or desirable to obtain, use or sell such Collateral or to have such Collateral or rights in connection therewith sold for the benefit of the Lenders and, in connection therewith, to assign the Media Licenses or to have the Media Licenses assigned to such purchaser, and to exercise all remedies available to the Lenders under this Agreement, the other Loan Documents, the Uniform Commercial Code and other applicable law.

          (ii) The parties agree that, in the event of changes in any Requirement of Law occurring after the date hereof that affect in any manner the Lenders' rights of access to, or use or sale of, the Media Licenses, or the procedures necessary to enable the Lenders to obtain such rights of access, use or sale (including changes allowing greater access), the Lenders and the Grantor, upon request of any of the Lenders or the Agent, shall amend this Agreement and the other Loan Documents in such manner as the Lenders or the Agent shall reasonably request, in order to provide the Lenders with such rights to the greatest extent possible consistent with then-applicable Requirements of Law.

     6.   Voting Rights; Dividends; etc  Subject to any necessary prior
          -----------------------------
approval from the FCC, so long as no Event of Default shall have occurred and be continuing:

     (a)  Voting Rights.  The Grantor shall be entitled to exercise any and all
          -------------
voting and other consensual rights pertaining to the Pledged Securities, the Pledged Partnership Interests and the Pledged Limited Liability Company Interests (including, but not limited to, all voting, consent, administration, management and other rights and remedies under any partnership agreement or any limited liability company agreement or otherwise with respect to the Pledged Securities, the Pledged Partnership Interests or the Pledged Limited Liability Company Interests), or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement or the other Loan Documents; provided, however, that the Grantor shall not exercise any such
                --------  -------
right if it would result in a Default.

     (b)  Dividend and Distribution Rights.  Subject to the terms of the Loan
          --------------------------------
Agreement, the Grantor shall be entitled to receive and to retain and use any and all dividends or distributions paid in respect of the Pledged Securities, the Pledged Partnership Interests or the Pledged Limited Liability Company Interests; provided, however, that any and all
           --------  -------

          (i) non-cash dividends or distributions in the form of capital stock, certificated limited liability company interests, instruments or other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests,

          (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

          (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests,

shall, except as otherwise provided for in the Loan Agreement or the other Loan Documents, forthwith be delivered to the Agent, in the case of (i) above, to be held as Collateral and shall, if received by the Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property of the Grantor and forthwith be delivered to the Agent as Collateral in the same form as so received (with any necessary endorsements), and in the case of (ii) and
(iii) above, to be applied to the Obligations or otherwise to be held as Collateral.

     7.   Rights as to Pledged Collateral During Event of Default  When an
          -------------------------------------------------------
Event of Default has occurred and is continuing, subject to any necessary prior approval of the FCC:

     (a)  Voting, Dividend and Distribution Rights.  At the option of the
          ----------------------------------------
Agent, all rights of the Grantor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6(a) above, and to receive the dividends and distributions that it would otherwise be authorized to receive and retain pursuant to Section 6(b) above, shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such dividends and distributions during the continuance of such Event of Default.

     (b)  Dividends and Distributions Held in Trust.  All dividends and other
          -----------------------------------------
distributions that are received by the Grantor contrary to the provisions of
Section 7(a) of this Agreement shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Grantor and forthwith shall be paid over to the Agent as Collateral in the same form as so received (with any necessary endorsements).

     8.   Irrevocable Proxy  The Grantor hereby revokes all previous proxies
          -----------------
with regard to the Pledged Securities and the Pledged Limited Liability Company Interests and, subject to any necessary prior approval of the FCC, appoints the Agent as its proxyholder and attorney-in-fact to (i) attend and vote at any and all meetings of the shareholders of the corporation(s) that issued the Pledged Securities (whether or not transferred into the name of the Agent), and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents, waivers and ratifications of shareholders of such corporation(s) executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if the Grantor had personally attended the meetings or had personally voted its shares or had personally signed the written consents, waivers or ratification, and (ii) to attend and vote at any and all meetings of the members of the Pledged Entities (whether or not such Pledged Limited Liability Company Interests are transferred into the name of the Agent), and any adjournments thereof, held on or after the date of the giving of this proxy and to execute any and all written consents, waivers and ratifications of the Pledged Entities executed on or after the date of the giving of this proxy and prior to the termination of this proxy with the same effect as if the Grantor had personally attended the meetings or had personally voted on its Limited Liability Company Interests or had personally signed the consents, waivers or ratifications; provided, however, that the Agent as
                                    --------  -------
proxyholder shall have rights hereunder only upon the occurrence and during the continuance of an Event of Default and subject to Section 16(j) hereof. The Grantor hereby authorizes the Agent to substitute another Person (which Person shall be a successor to the rights of the Agent hereunder, a nominee appointed by the Agent to serve as proxyholder, or otherwise as approved by the Grantor in writing, such approval not to be unreasonably withheld) as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary of the appropriate corporation. This proxy is coupled with an interest and is irrevocable until such time as all Obligations have been indefeasibly paid in full.

     9.   Copyrights
          ----------

     (a)  Royalties.  The Grantor hereby agrees that the use by the Agent or any
          ---------
Lender of the Copyrights as authorized hereunder in connection with the Agent's or the Lenders' exercise of their rights and remedies hereunder shall be without any liability for royalties or other related charges from the Agent or the Lenders to the Grantor.

     (b)  Restrictions on Future Agreements.  Subject to the terms hereof and
          ---------------------------------
of the Loan Agreement, the Grantor shall be permitted to manage, license and administer its Copyrights, Patents and Marks in such manner as the Grantor in its reasonable business judgment deems desirable; provided, however, that the
                                                  --------  -------
Grantor will not, without the Agent's prior written consent, (a) enter into any copyright license agreements or (b) take any action, or permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would customarily be taken by a Person in the same business and in similar circumstances as the Grantor.

     (c)  Duties of Grantor.  The Grantor shall have the duty to:  (i) prosecute
          -----------------
diligently any copyright application included in the Copyrights, (ii) at the request of the Agent, make application for registration of such uncopyrighted but copyrightable material owned by the Grantor as the Agent reasonably deems appropriate, (iii) place notices of copyright on all copyrightable property produced or owned by the Grantor embodying the Copyrights and use diligent reasonable efforts to have its licensees do the same and (iv) take all reasonable action necessary to preserve and maintain all of the Grantor's rights in the Copyrights that are or shall be necessary in the operation of the Grantor's business, including, without limitation, making timely filings for renewals and extensions of registered Copyrights and diligently monitoring unauthorized use thereof. Any expenses incurred in connection with the foregoing shall be borne by the Grantor. Neither the Agent nor the Lenders shall have any duty with respect to the Copyrights other than to act lawfully and without gross negligence or willful misconduct. Without limiting the generality of the foregoing, neither the Agent nor the Lenders shall be under any obligation to take any steps necessary to preserve rights in the Copyrights against any other parties, but the Agent may do so at its option upon the occurrence and during the continuance of an Event of Default, and all reasonable expenses incurred in connection therewith shall be for the account of the Grantor and shall be added to the Obligations.

     10.  Patents and Marks
          -----------------

     (a)  Royalties.  The Grantor hereby agrees that any rights granted
          ---------
hereunder to the Lenders with respect to Patents and Marks shall be applicable to all territories in which the Grantor has the right to use such Patents and Marks, from time to time, and without any liability for royalties or other related charges from the Lenders to the Grantor.

     (b)  Restrictions on Future Agreements.  The Grantor will not, without the
          ---------------------------------
Agent's prior written consent, abandon any Patent or Mark in which the Grantor now owns or hereafter acquires any rights or interests or enter into any agreement, including, without limitation, any license agreement, which is inconsistent with the Grantor's obligations under this Agreement, and the Grantor further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action which would customarily be taken by a Person in the same business and in similar circumstances as the Grantor.

     (c)  Duties of Grantor.  The Grantor shall have the duty to (i) prosecute
          -----------------
diligently any patent application or trademark application pending as of the date hereof or thereafter until the Obligations shall have been indefeasibly paid in full and no Commitment remains outstanding, (ii) upon the occurrence and during the continuance of an Event of Default, make application on unpatented but patentable inventions owned by the Grantor and on Marks, as the case may be, as the Agent reasonably deems appropriate, (iii) file and prosecute opposition and cancellation proceedings and (iv) take all reasonable action necessary to preserve and maintain all rights in patent applications of the Patents and in applications for registrations of the Marks. Any expenses incurred in connection with such applications shall be borne by the Grantor. The Grantor shall not abandon any right to file a Patent application or Mark application without the consent of the Agent. The Grantor shall give proper statutory notice in connection with its use of each such Mark to the extent necessary for the protection of each of the Marks. The Grantor shall notify the Agent of any suits it commences to enforce the Patents and Marks and shall provide the Agent with copies of any documents reasonably requested by the Agent relating to such suits.

     11.  Grantor's Representations and Warranties.  The Grantor represents and
          ---------------------------------------------------------------------
warrants as follows
-------------------

     (a)  (i) The locations listed on Schedule B attached hereto and made a part
                                      ----------
hereof constitute all locations at which Inventory and/or Equipment are located;
(ii) the chief executive office of the Grantor, where the Grantor keeps its records concerning the Collateral and the chattel paper evidencing the Collateral, is located at the address set forth for the Grantor on Schedule C
                                                                   ----------
attached hereto and made a part hereof; (iii) all records concerning any Account, any Material Contract and all originals of all contracts and other writings that evidence any Account are located at the addresses listed on Schedule C attached hereto; and (iv) the Grantor has exclusive possession and
----------
control of the Equipment and the Inventory.

     (b) The Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens except for Liens permitted by Section 6.3 of the Loan Agreement. The Grantor has the power, authority and legal right to grant the security interests in the Collateral purported to be granted hereby, and to execute, deliver and perform this Agreement. The pledge of the Collateral pursuant to this Agreement creates a valid security interest in the Collateral. Upon the filing of appropriate financing statements in the filing offices set forth on Schedule E attached hereto, the recordation of appropriate
         ----------
documentation with the United States Copyright Office and the United States Patent and Trademark Office, as applicable, the giving of a Limited Liability Company Notice to the Pledged Entities and the delivery to the Agent of the Certificates, as the case may be, the Secured Party will have a first-priority (except for any Liens or security interests permitted under Section 6.3 of the Loan Agreement that have priority by operation of law) perfected security interest in the Collateral.

     (c) The Pledged Securities and the Pledged Limited Liability Company Interests have been duly authorized and validly issued and are fully paid and nonassessable.

     (d) No consent of any Person, including any partner in a partnership with respect to which the Grantor has pledged its interest as a Pledged Partnership Interest or any member in a Pledged Entity, is required for the pledge by the Grantor of the Collateral other than consents required under the agreements described on Schedule 3.2 to the Loan Agreement.
             ------------

     (e)  The Pledged Securities described on Schedule A attached hereto
                                              ----------
constitute (i) all of the shares of capital stock of any Person owned by the Grantor and (ii) that percentage of the issued and outstanding shares of the respective issuers thereof indicated on Schedule A attached hereto, and there
                                        -----------
is no other class of shares issued and outstanding of the respective issuers thereof except as set forth on Schedule A attached hereto. The Pledged
                               ----------
Partnership Interests described on Schedule A attached hereto constitute all of
                                   ----------
the partnerships or joint ventures in which the Grantor has an interest, and the Grantor's respective percentage interest in each such partnership or joint venture is as set forth on such Schedule A attached hereto. The Pledged
                                ----------
Limited Liability Company Interests described on Schedule A attached hereto
                                                 ----------
constitute all of the Limited Liability Company Interests of the Grantor and the Grantor's respective percentage interest in each such Pledged Entity is as set forth on Schedule A attached hereto. The Pledged
         ----------

Limited Liability Company Interests described on Schedule A constitute (i) 100%
                                                 ----------
of the Limited Liability Company Interests owned by the Grantor, and (ii) 100% of the Limited Liability Company interests of each Subsidiary directly owned by the Grantor.

     (f) Subject to Section 16(j) hereof, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority (other than such authorizations, approvals and other actions as have already been taken and are in full force and effect) is required (A) for the pledge of the Collateral or the grant of the security interest in the Collateral by the Grantor hereby or for the execution, delivery or performance of this Agreement by the Grantor, or (B) for the exercise by the Agent of the voting rights in the Pledged Securities, the Pledged Partnership Interests and the Pledged Limited Liability Company Interests or of any other rights or remedies in respect of the Collateral hereunder except as may be required in connection with any disposition of Collateral consisting of securities by laws affecting the offering and sale of securities generally.

     (g) The Grantor does not now own, is not a licensee of, and has not applied for any Patents. The Grantor does not now own, is not a licensee of, and has not applied for any Marks, other than those set forth on Schedule 3.5A to the Loan Agreement, none of which have been registered with, or for which an application for registration has been made with, any Governmental Authority.

     (h) The Grantor does not now own, is not a licensee of, and has not applied for any Copyrights.

     (i)  The deposit accounts listed on Schedule D attached hereto and made a
                                         ----------
part hereof constitute all deposit accounts maintained by the Grantor [(other than any payroll or other operating account having a balance not greater than $250,000 at any time (and provided that such excluded accounts shall not at any time have an aggregate balance in excess of $2,000,000).]

     (j) None of the Material Contracts contains provisions prohibiting the assignment thereof by the Grantor to the Lenders, which has not been waived by the counterparty thereto pursuant to a Consent.

     12.  Grantor's Covenants  In addition to the other covenants and
          -------------------
agreements set forth herein and in the other Loan Documents, the Grantor covenants and agrees as follows:

     (a) The Grantor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the Collateral owned by it, except those with respect to which the amount or validity is being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Grantor.

     (b) The Collateral will not be used in violation of any material law, regulation or ordinance or any Requirement of Law applicable to the Grantor owning it, nor used in any way that will void or impair any insurance required to be carried in connection therewith.

     (c) The Grantor will keep the Collateral in reasonably good repair, working order and operating condition (normal wear and tear excluded), and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with the Collateral in all such ways as are considered customary practice by owners of like property.

     (d) The Grantor will take all reasonable steps to preserve and protect the Collateral.

     (e) The Grantor will maintain all insurance coverage required pursuant to the Loan Documents.

     (f) The Grantor will promptly notify the Agent in writing in the event of any material damage to the Collateral from any source whatsoever.

     (g) The Grantor will not (i) establish any location of Inventory or Equipment not listed on Schedule B hereto, (ii) move its principal place of
                        ----------
business, chief executive office or any other office listed on Schedule C hereto
                                                               ----------
or (iii) adopt, use or conduct business under any trade name or other corporate or fictitious name not disclosed on Schedule 3.5C to the Loan Agreement, except
                                    -------------
upon not less than 30 days' prior notice to the Agent and the Grantor's prior compliance with all applicable requirements of Section 5 hereof necessary to perfect the Secured Party's security interest hereunder.

     (h) The Grantor shall not withdraw as a member of any Pledged Entity, or file or pursue or take any action that may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Entity or seek a partition of any property of any Pledged Entity.

     (i) Subject to the provisions of Section 16(j) hereof, the Grantor agrees to take any action which the Agent may reasonably request in order to obtain from the FCC such approval as may be necessary to enable the Lenders to exercise and enjoy the full rights and benefits granted to them by this Agreement, including the use of the Grantor's best efforts to assist in obtaining the approval of the FCC for any action or transaction contemplated by this Agreement for which such approval is required by law.

     13.  Agent's Rights Regarding Collateral  At any time and from time to
          -----------------------------------
time, the Agent (for the benefit of the Secured Party) may, to the extent necessary or desirable to protect the security hereunder, but the Agent shall not be obligated to: (a) (whether or not a Default has occurred) itself or through its representatives, at its own expense, upon reasonable notice and at such reasonable times during usual business hours, visit and inspect the Grantor's properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and discuss the business, operations, properties and financial and other condition of the Grantor and its Subsidiaries with officers and employees of the Grantor and its Subsidiaries and with its Accountants or (b) if a Default has occurred and is continuing, at the expense of the Grantor, perform any obligation of the Grantor under this Agreement. At any time and from time to time, at the expense of the Grantor, the Agent (for the benefit of the Secured Party) may, to the extent necessary or desirable to protect the security hereunder, but the Agent shall not be obligated to: (i) notify obligors on the Collateral that the Collateral has been assigned as security to the Agent for the benefit of the Secured Party; (ii) at any time and from time to time request from obligors on the Collateral, in the name of the Grantor or in the name of the Secured Party, information concerning the Collateral and the amounts owing thereon; and (iii) after an Event of Default has occurred and is continuing, direct obligors under the contracts included in the Collateral to which the Grantor is party to direct their performance to the Agent or the Lenders. The Grantor shall keep proper books and records and accounts in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all material dealings and transactions pertaining to the Collateral. The Agent shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of the Grantor's books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral. Neither the Agent nor the Lenders shall be under any duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral or to make or give any presentments for payment, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Obligations. Neither the Agent nor the Lenders shall be under any duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of the Grantor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith. Nothing contained herein or in any Consent shall constitute an assumption by the Lenders of the Grantor's obligations under the contracts assigned hereunder unless the Agent shall have given written notice to the counterparty to such assigned contract of the Lenders' intention to assume such contract. The Grantor shall continue to be liable for performance of its obligations under such contracts.

     Nothing contained herein shall be construed to make the Agent or any Lender liable as a member of any Pledged Entity or partner in any partnership with respect to which the Grantor has pledged its interest as a Pledged Limited Liability Company Interest or a Pledged Partnership Interest, and the Agent and the Lenders by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a member of any Pledged Entity or partner in such partnership. The parties hereto expressly agree that, unless the Agent shall become the absolute owner of a Pledged Limited Liability Company Interest or Pledged Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Agent, any Lender and/or the Grantor. Except as provided in the immediately preceding sentence, the Agent, by accepting this Agreement, did not intend to become a member of any Pledged Entity or partner in any partnership with respect to which the Grantor has pledged its interest as a Pledged Limited Liability Company Interest or a Pledged Partnership Interest, or otherwise be deemed to be a co-venturer with respect to the Grantor or any Pledged Entity or partner in any such partnership, either before or after an Event of Default shall have occurred.

     14.  Collections on the Collateral  Except as provided to the contrary in
          -----------------------------
the Loan Agreement, the Grantor shall have the right to use and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, at the option of the Agent, the Grantor's right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by the Grantor in trust for the Secured Party and immediately delivered in kind to the Agent (duly endorsed to the Agent, if required), to be applied to the Obligations or held as Collateral, as the Agent shall elect. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of the Agent or the Lenders or in the name of the Grantor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and the Grantor hereby authorizes the Agent to affix, by facsimile signature or otherwise, the general or special endorsement of the Grantor, in such manner as the Agent shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by the Agent without appropriate endorsement, and the Agent and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by the Grantor, to the same extent as though it were manually executed by the duly authorized representative of the Grantor, regardless of by whom or under what circumstances or by what authority such endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and the Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

     15.  Possession of Collateral by Agent  All the Collateral now, heretofore
          ---------------------------------
or hereafter delivered to the Agent shall be held by the Agent in its possession, custody and control. Any or all of the Collateral delivered to the Agent constituting cash or cash equivalents shall, prior to the occurrence of any Event of Default, be held in an interest-bearing account with one or more of the Lenders, and shall be, upon request of the Grantor, invested in investments permitted by Section 6.7(c) of the Loan Agreement. Nothing herein shall obligate the Agent to obtain any particular return thereon. Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in the Agent's possession, custody or control, the Agent may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of the Grantor's obligations with respect thereto, or otherwise, and, subject to the terms of
Section 9.7 of the Loan Agreement, any or all of the Collateral delivered to the Agent constituting cash or cash equivalents shall be applied by the Agent to payment of the Obligations to the extent permitted by the terms of the Loan Agreement or otherwise held as Collateral as the Agent shall elect. The Agent may at any time deliver or redeliver the Collateral or any part thereof to the Grantor, and the receipt of any of the same by the Grantor shall be complete and full acquittance for the Collateral so delivered, and the Agent thereafter shall be discharged from any liability or responsibility arising after such delivery to the Grantor. So long as the Agent exercises reasonable care with respect to any Collateral in its possession, custody or control, neither the Agent nor the Lenders shall have any liability for any loss of or damage to any Collateral, and in no event shall the Agent or the Lenders have liability for any diminution in value of Collateral occasioned by economic or market conditions or events, absent the gross negligence or willful misconduct of the Agent or any of the Lenders. The Agent shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of the Agent is accorded treatment substantially equal to that which the Agent accords similar property for its own account, it being understood that neither the Agent nor the Lenders shall have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent or any Lender has or is deemed to have knowledge of such matters, or
(b) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

     16.  Remedies
          --------

     (a)  Rights Upon Event of Default.  Upon the occurrence and during the
          ----------------------------
continuance of an Event of Default, the Grantor shall be in default hereunder and the Agent for the benefit of the Secured Party shall have, in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that the Agent on behalf of the Secured Party may have under this Agreement and under applicable laws or in equity, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any such jurisdiction in effect at that time, and in addition the following rights and remedies, all of which may be exercised with or without further notice to the Grantor except such notice as may be specifically required by applicable law:
(a) to foreclose the Liens and security interests created hereunder or under any other Loan Document by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be commercially reasonable; (d) to notify obligors on the Collateral that the Collateral has been assigned to the Agent for the benefit of the Secured Party and that all payments thereon, or performance with respect thereto, are to be made directly and exclusively to the Agent for the account of the Secured Party;
(e) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (f) to enter into any extension, reorganization, disposition, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith the Agent may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral as the Agent reasonably deems appropriate and is commercially reasonable; (g) to settle, compromise or release, on terms acceptable to the Agent, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (h) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of the Agent for the benefit of the Secured Party or in the name of the Grantor; (i) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of the Secured Party or in the name of the Grantor, any and all steps, actions, suits or proceedings deemed necessary or reasonably desirable by the Agent to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and the Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by the Lenders which may release any obligor from personal liability on any of the Collateral, and the Grantor waives (such waiver not to affect the Agent's agreement to give notice of sale in certain circumstances pursuant to Section 16(d)), to the extent permitted by applicable law, any right to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral, and any money or other property received by the Agent in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by the Agent or the Grantor may be applied by the Agent, without notice to the Grantor, to the Obligations in such order and manner as the Agent in its sole discretion shall determine; (j) to insure, protect and preserve the Collateral; (k) to exercise all rights, remedies, powers or privileges provided under any of the Loan Documents; and (l) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and the Agent may, at the cost and expense of the Grantor, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the Collateral or to properly administer and control the handling of collections and realizations thereon, and the Agent shall be deemed to have a rent-free tenancy of any premises of the Grantor for such purposes and for such periods of time as reasonably required by the Agent. The Grantor will, at the Agent's request, assemble the Collateral and make it available to the Agent at places which the Agent may designate, whether at the premises of the Grantor or elsewhere, and will make available to the Agent, free of cost, all premises, equipment and facilities of the Grantor for the purpose of the Agent's taking possession of the Collateral or storing the same or removing or putting the Collateral in salable form or selling or disposing of the same.

     Nothing herein contained shall be construed to give the Agent or the Lenders or any purchaser of the Collateral the right to operate any of the Stations without the prior consent of the FCC, to the extent required by law or the terms of any Media License.

     (b)  Possession by Agent.  Upon the occurrence and during the continuance
          -------------------
of an Event of Default, the Agent also shall have the right, without notice or demand (other than any notice required by Section 7 of the Loan Agreement), either in person, by agent or by a receiver to be appointed by a court in accordance with the provisions of applicable law (and the Grantor hereby expressly consents, to the fullest extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default to the appointment of such a receiver), and, to the extent permitted by applicable law, without regard to the adequacy of any security for the Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. The taking possession of the Collateral by the Agent shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

     (c)  Sale of Collateral.  Any public or private sale or other disposition
          ------------------
of the Collateral may be held at any office of the Agent, or at the Grantor's place of business, or at any other place permitted by applicable law, and without the necessity of the Collateral's being within the view of prospective purchasers. The Agent may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine provided such sale is commercially reasonable, and the Grantor expressly waives, to the extent permitted by applicable law, any right to direct the order and manner of sale of any Collateral. The Agent or any Person acting on the Agent's behalf may bid and purchase at any such sale or other disposition. In addition to the other rights of the Agent and the Lenders hereunder, the Grantor hereby grants to the Agent and the Lenders a license or other right to use, without charge, the Grantor's labels, copyrights, patents, rights of use of any name, trade names, trademarks and advertising matter, or any property of a similar nature, including, without limitation, the Copyrights, the Patents and the Marks in advertising for sale and selling any Collateral.

     (d)  Notice of Sale.  Unless the Collateral is perishable or threatens to
          --------------
decline speedily in value or is of a type customarily sold on a recognized market, the Agent will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of reasonable notice conclusively shall be met if such notice is mailed, certified mail, postage prepaid, to the Grantor at its address set forth on the signature page hereto or delivered or otherwise sent to the Grantor, at least five (5) Business Days before the date of the sale. The Grantor expressly waives, to the fullest extent permitted by applicable law, any right to receive notice of any public or private sale of any Collateral or other security for the Obligations except as expressly provided for in this paragraph. The Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. The Agent may, without notice or publication, except as required by applicable law, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice (except as required by applicable law), be made at the time and place to which the same was so adjourned.

     (e)  Private Sales.  With respect to any Collateral consisting of
          -------------
securities, partnership interests, membership interests, joint venture interests or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable laws, the Agent may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as the Agent may deem necessary or advisable in order that the sale may be lawfully conducted in a commercially reasonable manner. Without limiting the foregoing, the Agent may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any such Collateral is sold at private sale, the Grantor agrees to the extent permitted by applicable law that if such Collateral is sold for a price which is commercially reasonable, then (A) the Grantor shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (B) the Lenders shall not incur any liability or responsibility to the Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. The Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by the Agent of any such Collateral for an amount less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

     (f)  Title of Purchasers.  Upon consummation of any sale of Collateral
          -------------------
hereunder, the Agent on behalf of the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of the Grantor or any other Person claiming through the Grantor, and the Grantor hereby waives (to the extent permitted by applicable laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, the Agent shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by the Agent, and any Collateral so sold may be retained by the Agent until the sale price is paid in full by the purchaser or purchasers thereof. The Secured

Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

     (g)  Disposition of Proceeds of Sale.  The proceeds resulting from the
          -------------------------------
collection, liquidation, sale or other disposition of the Collateral shall be applied, first, to the reasonable costs and expenses (including reasonable
            -----
attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Collateral, and the like; second,
                                                                        ------
to the satisfaction of all Obligations; and third, any surplus remaining after
                                            -----
the satisfaction of all Obligations, provided no Commitment exists, to be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     (h)  Certain Waivers.  To the extent permitted by applicable law, the
          ---------------
Grantor waives all claims, damages and demands against the Agent and the Lenders arising out of the repossession, retention or sale of the Collateral, or any part or parts thereof, except to the extent any such claims, damages and awards arise out of the gross negligence or willful misconduct of the Agent or the Lenders.

     (i)  Remedies Cumulative.  The rights and remedies provided under this
          -------------------
Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights and remedies provided by law or equity.

     (j)  Compliance with Communications Act.
          ----------------------------------

          (i) Notwithstanding any other provision of this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Collateral as provided herein or any other action taken or proposed to be taken by the Agent hereunder which would affect the operational, voting or other control of any entity holding a Media License shall be made in accordance with the Communications Act and the terms of each Media License, including, to the extent applicable under the Communications Act in effect at the time of a Default, any requirement that there be a public or private sale.

          (ii) Notwithstanding anything to the contrary contained in this Agreement, or in the Loan Agreement or the other Loan Documents or in any other related instrument, the Agent shall not, without first obtaining any consent or approval of the FCC, take any action pursuant to this Agreement which would constitute or result in any change of control of a Subsidiary holding a Media License if any such change in control would require, under then existing law, the prior approval of the FCC.

          (iii) If an Event of Default shall have occurred and be continuing, the Grantor shall take any action which the Agent may reasonably request in the exercise of its rights and remedies under this Agreement in order to transfer and assign to the Agent or to one or more third parties as the Agent may designate, or to a combination of the foregoing, the Collateral for the purposes of a public or private sale. To enforce the provisions of this Section 16, the Agent is empowered to request, and the Grantor agrees to authorize, the appointment of a receiver or trustee from any court of competent jurisdiction. Such receiver or trustee shall be instructed to seek from the FCC (and any other Governmental

     Authority, if required) any necessary prior consent to an involuntary transfer of control or assignment of any Media License or of any entity whose stock, partnership interests or other securities are subject to this Agreement, for the purpose of seeking a bona fide purchaser to whom such Media License or control of such entity ultimately will be transferred or assigned in connection with a public or private sale. The Grantor hereby agrees to authorize (including the Grantor's execution of any necessary or appropriate applications or other instruments) such an involuntary transfer of control or assignment upon the reasonable request of the receiver or trustee so appointed; and, if the Grantor's approval is required by the court and the Grantor shall refuse to authorize such transfer or assignment, then, to the extent permitted by the Communications Act in effect at such time and provided that the Grantor has been given 5 Business Days' prior written notice telecopied to its telecopier number set forth on the signature page hereof, and the Grantor has not responded by executing any such applications or other instruments, the clerk of the court may execute in the place of the Grantor any application or other instrument necessary or appropriate for the obtaining of such consent. Upon the occurrence and during the continuance of an Event of Default, the Grantor shall further use its best efforts to assist in obtaining the approval of the FCC (and that required by any other Governmental Authority) for any action or transaction contemplated by this Agreement, including without limitation, the preparation, execution and filing with the FCC of the assignor's or transferor's portion of any application or applications for consent to the assignment of any Media License or transfer of control of any entity holding or controlling any Media License as may be necessary or appropriate under the Communications Act for approval of the transfer or assignment of any portion of the Collateral or any Media License. The Grantor further agrees that, because of the unique nature of its undertaking in this Section 16, the same may be specifically enforced, and it hereby waives, and agrees to waive, any claim or defense that the Agent or the Lenders would have an adequate remedy at law for the breach of this undertaking and any requirement for the posting of bond or other security. This Section 16 shall not be deemed to limit any other rights of the Agent and the Lenders available under applicable law and consistent with the Communications Act.

     (k)  Notice.  The Agent shall use reasonable efforts to give the Grantor
          ------
prior written notice of the exercise of any remedy provided for herein, provided
                                                                        --------
that the failure to give such notice after reasonable efforts shall not subject the Agent or any Lender to liability and shall not affect the validity or exercise of any remedy hereunder.

     17.  Agent Appointed Attorney-in-Fact  To the full extent permitted by
          --------------------------------
applicable law, including the Communications Act, and subject to Section 16(j) hereof, the Grantor hereby irrevocably appoints the Agent as the Grantor's attorney-in-fact, effective upon and during the continuance of an Event of Default, with full authority in the place and stead of the Grantor, and in the name of the Grantor, or otherwise, from time to time, in the Agent's sole and absolute discretion to do any of the following acts or things: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by this Agreement and to preserve, maintain and protect the Collateral; (b) to do any and every act that the Grantor is obligated to do under this Agreement; (c) to prepare, sign, file and record, in the Grantor's name, any financing statement covering the Collateral; (d) to endorse and transfer the Collateral upon foreclosure by the Agent; (e) to grant or issue an exclusive or nonexclusive license under the Copyrights, the Programs, the Patents or the Marks to anyone upon foreclosure by the Agent; (f) to assign, pledge, convey or otherwise transfer title in or dispose of the Copyrights, the Programs, the Patents or the Marks to anyone upon foreclosure by the Agent; and (g) to file any claims or take any action or institute any proceedings that the Agent may reasonably deem necessary or desirable for the protection or enforcement of any of the rights of the Lenders with respect to any of the Copyrights, the Programs, the Patents and the Marks; provided, however, that the Agent shall be
                                     --------  -------
under no obligation whatsoever to take any of the foregoing actions, and neither the Agent nor the Lenders shall have any liability or responsibility for any act or omission (other than the Agent's or the Lenders' own gross negligence or willful misconduct) taken with respect thereto. The Grantor hereby agrees to repay within 10 Business Days after demand all reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred or expended by the Agent in exercising any right or taking any action under this Agreement.

     18.  Costs and Expenses  The Grantor agrees to pay to the Agent all
          ------------------
reasonable costs and out-of- pocket expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Agent in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All reasonable advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Agent in exercising any right, privilege, power or remedy conferred by this Agreement (including, without limitation, the right to perform any Obligation of the Grantor under the Loan Documents), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Obligations and shall be due and payable to the Agent by the Grantor on demand therefor.

     19.  Transfers and Other Liens  The Grantor agrees that, except as
          -------------------------
specifically permitted under the Loan Agreement or any other Loan Document, it will not (i) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for Liens in favor of the Agent for the benefit of the Lenders or otherwise permitted under the Loan Agreement or any other Loan Document.

     20.  Understandings With Respect to Waivers and Consents  The Grantor
          ---------------------------------------------------
warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which the Grantor otherwise may have against the Secured Party or others, or against any Collateral. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

     21.  Indemnity  The Grantor agrees to indemnify the Agent and the Lenders
          ---------
from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from the Agent's or the Lenders' gross negligence or willful misconduct.

     22.  Amendments, Etc  No amendment or waiver of any provision of this
          ---------------
Agreement nor consent to any departure by the Grantor herefrom (other than supplements to the Schedules hereto in accordance with the terms of this Agreement) shall in any event be effective unless the same shall be in writing and made in accordance with Section 9.1 of the Loan Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     23.  Notices  All notices and other communications provided for hereunder
          -------
shall be given in the manner set forth in Section 9.2 of the Loan Agreement, and if to the Agent, to the address set forth for it in Section 9.2 of the Loan Agreement and if to the Grantor, to the address set forth for it on the signature page hereof.

     24.  Continuing Security Interest: Transfer of Notes; Termination  (a)
          ------------------------------------------------------------
This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full in cash of the Obligations and the termination or expiration of the Commitments,
(ii) be binding upon the Grantor, its successors and assigns and (iii) inure, together with the rights and remedies of the Lenders hereunder, to the benefit of the Agent, any successor Agent and the Lenders, subject to the terms and conditions of the Loan Agreement. Subject to the terms of the Loan Agreement, any Lender may assign or otherwise transfer any Loans, its Commitment or any rights in Collateral held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Agent or Lender herein or otherwise. Nothing set forth herein or in any other Loan Document is intended or shall be construed to give to any other party any right, remedy or claim under, to or in respect of this Agreement or any other Loan Document or any Collateral. The Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor, provided that, except as otherwise permitted under the Loan
             -------- ----
Agreement or any other Loan Document, none of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Lenders.

     25.  Release of Grantor  (a)  This Agreement and all obligations of the
          ------------------
Grantor hereunder and all security interests granted hereby shall be released and terminated when all Obligations have been indefeasibly paid in full in cash and when all Commitments have expired or have otherwise been terminated. Upon such release and termination of all Obligations and such expiration or termination of all Commitments and the security interest hereunder, all rights in and to the Collateral pledged or assigned by the Grantor hereunder shall automatically revert to the Grantor, and the Agent and the Lenders shall return any pledged Collateral in their possession to the Grantor, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to the Grantor, or to the Person or Persons legally entitled thereto, and to evidence or document the release of the interests of the Secured Party arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantor.

     26.  GOVERNING LAW  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO ITS CHOICE OF LAW

RULES), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

     27.  Covenant Not to Issue Uncertificated Securities  The Grantor
          -----------------------------------------------
represents and warrants to the Lenders that all of the Pledged Securities are in certificated form (as contemplated by Article 8 of the Uniform Commercial Code), and covenants to the Lenders that it will not permit any of its Subsidiaries which are issuers of Pledged Securities to issue any securities in uncertificated form or seek to convert all or any part of any Pledged Securities into uncertificated form (as contemplated by Article 8 of the Uniform Commercial
Code).

     28.  Covenant Not to Dilute Interests of Secured Party in Securities  The
          ---------------------------------------------------------------
Grantor represents, warrants and covenants to the Secured Party that it will (i) not at any time cause or permit any Subsidiary that is an issuer of Pledged Securities to issue any additional capital stock or any warrant options or other rights to acquire any additional capital stock, other than to the Grantor or as otherwise permitted under the Loan Agreement and (ii) pledge to the Agent in accordance with the terms hereof, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Securities.

     29.  Form of Pledged Limited Liability Interests/Covenant Not to Dilute
          ------------------------------------------------------------------
The Grantor represents, warrants and covenants to the Secured Party that all of the Pledged Limited Liability Company Interests are in the form (certificated or uncertificated) indicated on Schedule A attached hereto (as contemplated by
                             ----------
Article 8 of the Uniform Commercial Code), and covenants to the Lenders that it will (i) not at any time cause or permit any Pledged Entities to issue any additional membership interests or any other rights or options to acquire any additional limited liability company interests, other than to the Grantor or as otherwise permitted under the Loan Agreement, and (ii) pledge to the Agent in accordance with the terms hereof, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Limited Liability Company Interests of each Pledged Entity.

     30.  Alternative Dispute Resolution  Section 9.12 of the Loan Agreement is
          ------------------------------
incorporated herein by this reference; provided, however, that all references
                                       --------  -------
therein to "Obligor" shall mean and be references to "Grantor," and all references therein to "Section 9.12" shall mean and be references to "Section 30."

     31.  Copies of Certificates, Etc  Whenever the Grantor is required to
          ---------------------------
deliver notices, certificates, opinions, statements or other information hereunder to the Agent for delivery to any Lender, it shall do so in such number of copies as the Agent shall reasonably specify.

     IN WITNESS WHEREOF, the Grantor has executed this Agreement by its duly authorized representative as of the date first written above.

                              GRANTOR
                              -------

                              LATIN COMMUNICATIONS GROUP INC.

                              By: /s/ Walter F. Ulloa
                              Name: Walter F. Ulloa
                              Title: Chairman/CEO

                              Address for Notices:

                              2425 Olympic Boulevard, Suite 6000 West
                              Santa Monica, California  90404
                              Attention  Walter F. Ulloa
                                         Jeanette Tully
                              Telecopy:  (310) 447-3899

STATE OF CALIFORNIA,     )
                         )  ss.
County of Los Angeles    )

          On April __, 2000, before me, __________________________, a Notary
Public in and for the State of California, personally appeared_________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

          WITNESS my hand and official seal.
          -------

Signature _________________________    (Seal)

Schedule A    Pledged Collateral

Schedule B    Locations of Equipment and Inventory

Schedule C    Locations of Books and Records

Schedule D    Deposit Accounts

Schedule E    UCC Filing Offices

Schedule F    Form of Limited Liability Company Notice

The registrant hereby agrees to furnish a copy of any omitted schedule or exhibit upon request.



                                      F-1